UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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NMS COMMUNICATIONS CORPORATION
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On September 12, 2008, Joel Hughes, President of the LiveWire Mobile business of NMS Communications Corporation (the “Company” or “NMS”) provided the following e-mail to the Company’s employees in connection with the announcement that the Company and Dialogic Corporation (“Dialogic”) had entered into an Asset Purchase Agreement to sell the NMS Communications Platforms business to Dialogic:

LWMers,

This morning NMS announced that they have entered into an agreement to sell the NMS Communications Platforms business.  The announcement also includes a number of related corporate changes that we expect will take place once the sale is approved by NMS stockholders and closes sometime in the fourth quarter of 2008:

•      changing the company’s name to LiveWire Mobile, Inc.

•      changing the company’s NASDAQ ticker symbol to LVWR

•      Joel Hughes to replace Bob Schechter as CEO and join the board of directors

•      Todd Donahue to replace Herb Shumway as CFO

This announcement is the culmination of the ongoing separation of the NMS Communications Platforms and LiveWire Mobile businesses which has been transpiring for the past year.  It means, in short, that LiveWire Mobile will be THE company going forward in every respect: in name, in organization, in mission.  After the closing, we will now be able to integrate the former NMS corporate functions and the LWM team to build a single organization exclusively focused on building a market-leading mobile personalization services company.  This is great news!

I will be hosting an All Hands Q&A session to review the details of the announcement, answer questions and address any concerns you have on this matter at the following times:

1.     today (Friday) 7:30am EDT for Bangalore and the UK

2.     today (Friday) noon EDT for Littleton and Montreal

Look for details on the dial-in numbers in a separate email from Jennie.

I am excited by the opportunity which lies ahead for us and I thank you for your continued commitment, energy and enthusiasm.

joel

Safe Harbor from Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements about the impact of the proposed sale of the NMS Communications Platforms business upon NMS’s employees, demand for and performance of our products and growth opportunities, the proposed sale of the NMS Communications Platforms business to Dialogic, the anticipated timing of a special meeting of the stockholders, the proposed management changes, the anticipated election of a new director, the proposed corporate name change and the proposed change of the Nasdaq ticker symbol.  These statements are based on management’s expectations as of the date of this document and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, approval of the proposed sale of the NMS Communications Platforms business to Dialogic by NMS’s stockholders, receipt of required regulatory approvals, closing of the proposed sale within the anticipated timeframe, uncertainty in communications spending, the implementation of NMS’s strategy to focus exclusively on the LiveWire Mobile business, the implementation of NMS’s strategic repositioning and market acceptance of its managed services strategy, quarterly fluctuations in financial results, NMS ‘s ability to exploit fully the value of its technology and its strategic partnerships and alliances, the availability of products from NMS’s contract manufacturer and product component vendors and other risks.  These and other risks are detailed from time to time in NMS’s filings with the Securities and Exchange Commission (the “SEC”), including NMS’s annual report on Form 10-K for the year ended December 31, 2007.  In addition, while management may elect to update forward-looking statements at some point in the future, management specifically disclaims any obligation to do so, even if its estimates change.  Any reference to our website in this press release is not intended to incorporate the contents thereof into this press release or any other public announcement.

Important Additional Information Will Be Filed With The SEC

NMS plans to file with the SEC and mail to its stockholders a proxy statement in connection with the proposed sale of the NMS Communications Platforms business, the proposed name change and the other corporate matters described therein.  The proxy statement will contain important information about NMS, Dialogic, the proposed sale of the NMS Communications Platforms business, the proposed name change and the other corporate matters described therein.  Investors and security holders are urged to read the proxy statement carefully when it is available before making any voting or investment decision with respect to the proposed sale of the NMS Communications Platforms business, the proposed name change and the other corporate matters described therein.

Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by NMS through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement from NMS by contacting Karen Cameron at 100 Crossing Boulevard, Framingham, MA, 01702 or 508-271-1000.

NMS, Dialogic, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies with respect to the proposed sale of the NMS Communications Platforms business, the proposed name change and the other corporate matters set forth in the proxy statement.  Information regarding NMS’s directors and executive officers and their ownership of NMS shares is contained in NMS’s annual report on Form 10-K for the year ended December 31, 2007 and its proxy statement for NMS’s Annual Meeting of Stockholders which was filed with the SEC on April 22, 2008, and is supplemented by other public filings made, and to be made, with the SEC.  A more complete description will be available in the proxy statement filed in connection with the proposed sale of the NMS Communications Platforms business.  Investors and security holders may obtain additional information regarding the direct and indirect interests of NMS, Dialogic, and their respective directors and executive officers with respect to the proposed sale of the NMS Communications Platforms business by reading the proxy statement and other filings referred to above.